SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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☐Preliminary Proxy Statement
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☒Definitive Proxy Statement
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☐Soliciting Materials Pursuant to §240.14a-11(c) or §240.14a-12

TENGASCO, INC.

(Name of Registrant as Specified in its Charter)

(Name of person(s) Filing Proxy Statement if other than Registrant)

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TENGASCO, INC.
6021 S. SYRACUSE WAY, SUITE 117
GREENWOOD VILLAGE, COLORADO 80111

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
DECEMBER 6, 2016

TO THE STOCKHOLDERS:

Notice is hereby given that the 2016 annual meeting of stockholders (the “Annual Meeting”) of Tengasco, Inc. (the “Company”) has been called for and will be held at the Doubletree by Hilton Hotel Denver Tech Center, 7801 E. Orchard Rd., Greenwood Village, CO 80111 on December 6, 2016 at 8:30 AM local (Mountain) time for the following purposes:

1.	To elect Matthew K. Behrent, Hughree F. Brooks, Peter E. Salas, and Richard M. Thon, to the Board of Directors to hold office until their successors shall have been elected and qualify;

2.	To ratify the appointment by the Board of Directors of Hein & Associates, LLP to serve as the independent certified public accountants for the current fiscal year; and

3.	To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on October 17, 2016 as the record date for the determination of the stockholders entitled to receive notice and to vote at the Annual Meeting or any adjournments thereof. The list of stockholders entitled to vote will be available for examination by any stockholder at the Company's offices at 6021 S. Syracuse Way, Suite 117, Greenwood Village, CO 80111, for ten (10) days prior to December 6, 2016.

Dated: October 27, 2016	By Order of the Board of Directors
/s/ Michael J. Rugen
Michael J. Rugen, Chief Executive Officer

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE.  THE GRANTING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

INTERNET AVAILABILITY OF PROXY MATERIALS

This Notice of Annual Meeting and Proxy Statement along with the form of proxy card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 will be available online at http://www.cstproxy.com/tengasco/2016 on the first day these materials are mailed to shareholders which is anticipated to be October 27, 2016.

TENGASCO, INC. - PROXY STATEMENT

GENERAL

This proxy statement is furnished by the Board of Directors of Tengasco, Inc., a Delaware corporation (sometimes the “Company” or “Tengasco”), with offices located at 6021 S. Syracuse Way, Suite 117, Greenwood Village, CO 80111, in connection with the solicitation of proxies to be used at the annual meeting of stockholders of the Company to be held on December 6, 2016 and at any adjournments thereof (the “Annual Meeting”).

If your share ownership is recorded directly (i.e. your shares are in paper certificate form and are registered as such by the Company’s transfer agent) you may vote in person at the Annual Meeting or you may vote by proxy. If your share ownership is recorded directly and registered, you will receive a proxy card by mail at the address shown on the transfer agent’s records. Voting instructions are included on the proxy card. We recommend that you vote by proxy even if you plan to attend the Annual Meeting.

If your share ownership is beneficial (that is, your shares are held in the name of a bank, broker or other nominee referred to as in “street name”), your broker, bank, or nominee will issue you a voting instruction form that you use to instruct them how to vote your shares. Your voting instruction must be followed. Although most brokers and nominees offer mail, telephone and internet voting, availability and specific procedures will depend on their respective voting arrangements. If you wish to vote your shares that are held in street name in person at the Annual Meeting, you must request and obtain a “legal proxy” from your bank or broker (not from the Company) and bring the “legal proxy” to the annual meeting or you will not be permitted to vote your shares in person at the meeting. You must bring a “legal proxy” to vote in person at the meeting even if you have not instructed your broker to vote your shares. A legal proxy is necessary to assure that shares held in street name that are to be voted in person at the Annual Meeting have not been double-counted as a result of the vote collecting process. You may not use the form of proxy set out at the end of this Proxy Statement in the place of a “legal proxy” obtained from your bank or broker, to vote shares held in street name in person at the Annual Meeting.

If a proxy is properly executed and returned, the shares represented thereby will be voted as instructed on the proxy. Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the Chief Executive Officer of the Company, or by a registered stockholder voting in person at the Annual Meeting. (See the procedure set out in the preceding paragraph for persons wishing to vote at the Annual Meeting any shares they hold in street name.) Unless instructions to the contrary are indicated, proxies will be voted FOR the election of the directors named therein and FOR the ratification of the selection by the Audit Committee of the Board of Directors of Hein & Associates, LLP, as the independent certified public accountants of the Company.

A copy of the Company’s Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2015 (“Fiscal 2015”), which contains financial statements audited by the Company's independent certified public accountants accompanies this proxy statement.

The cost of preparing, assembling and mailing the Notice of Internet Availability of Proxy materials, notice of meeting, proxy statement, the enclosed Annual Report on Form 10-K and proxy card will be borne by the Company. In addition to solicitation of the proxies by use of the mails, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, fax transmission or e-mail. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of the common stock. The Company will reimburse such persons for their expenses in forwarding soliciting material.

VOTING SECURITIES AND PRINCIPAL HOLDERS

The Board of Directors has fixed October 17, 2016 as the record date (the “Record Date”) for determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders on Record Date will be able to vote at the Annual Meeting.   As of the Record Date, 6,097,723 shares of the Company's common stock were outstanding, and each share will be entitled to one (1) vote, with no shares having cumulative voting rights. Holders of shares of common stock are entitled to vote on all matters. Unless otherwise indicated herein, a majority of the votes represented by shares present or represented at the Annual Meeting is required for approval of each matter that will be submitted to the stockholders.

Management knows of no business other than that specified in Items 1 and 2 in the Notice of Annual Meeting, that will be presented at the Annual Meeting. If any other matter is properly presented, the persons named in the enclosed proxy intend to vote in their best judgment.

Five Percent Stockholders

The following table sets forth the share holdings of those persons who own more than 5%of the Company's common stock as of October 17, 2016 with these computations being based upon 6,097,723 shares of common stock being outstanding as of that date:

Name and Address	Title	Number of Shares Beneficially Owned	Percent of Class
Dolphin Offshore Partners, L.P. c/o Dolphin Mgmt. Services, Inc. P.O. Box 16867 Fernandina Beach, FL 32035	Stockholder	2,087,216[1]	34.2%

1 Consists of 23,300 shares held directly by Peter E. Salas individually, and 2,063,916 shares held directly by Dolphin Offshore Partners, L.P. (“Dolphin”). Peter E. Salas is the sole shareholder of and controlling person of Dolphin Mgmt. Services, Inc. which is the general partner of Dolphin.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

GENERAL

Article 3.1 of the Company's Bylaws provides that the number of directors of the Company shall be a minimum of three and a maximum of ten. The members of the Board of Directors are each elected for a one-year term or until their successors are elected and qualify with a plurality of votes cast in favor of their election. Four nominees are put forth before the stockholders for election to the Board of Directors at the Annual Meeting. All of the nominees are presently directors of the Company.

The directors will serve until the next annual meeting of stockholders and thereafter until their successors shall have been elected and qualified.

Unless authority is withheld, the proxies in the accompanying form will be voted in favor of the election of the nominees named above as directors. If any nominee should subsequently become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute.

BOARD OF DIRECTORS

The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. The members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made at Board meetings. The Board of Directors held 16 meetings in Fiscal 2015. All directors who are up for re-election attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors served during Fiscal 2015. Although it has no formal policy requiring attendance, the Company encourages all of its directors to attend the annual meeting of stockholders. All of the Company’s directors attended last year’s Annual Meeting and it is anticipated that all of the director-nominees will attend this year’s Annual Meeting.

There is no understanding or arrangement between any director and any other persons pursuant to which such individual was or is to be selected as a director or nominee of the Company.

The Company’s Chief Executive Officer does not currently serve as a Director. In the event a Chief Executive Officer also serves as a Director, the Board has previously determined as a matter of policy to divide the functions of CEO and Chairman between two individuals. Placing the CEO on the Board as a director may have the dual beneficial effects of assisting both the CEO in making operational decisions as he is expected to do in the ongoing operation of the Company with accessibility to the guidance of the Board, while allowing the Board to more effectively oversee the business risk without any additional influence from the CEO/Director if he were also serving as Chairman.

Identification of Director-Nominees

The following table sets forth the names of all director-nominees.

Name	Positions Held	Date of Initial Election or Designation

Matthew K. Behrent	Director	3/27/07

Hughree F. Brooks	Director	12/03/10

Peter E. Salas	Director;	10/8/02
	Chairman of the Board	10/21/04

Richard M. Thon	Director	11/22/13

Background of Directors

The following is a brief account of the experience, for at least the past five (5) years, of each nominee for director.

Matthew K. Behrent is 46 years old. He is currently  the Executive Vice President, Corporate Development of EDCI Holdings, Inc, a company that is currently engaged in carrying out a plan of dissolution. Before joining EDCI in June, 2005, Mr. Behrent was an investment banker, working as a Vice-President at Revolution Partners, a technology focused investment bank in Boston, from March 2004 until June 2005 and as an associate in Credit Suisse First Boston Corporation's technology mergers and acquisitions group from June 2000 until January 2003. From June 1997 to May 2000, Mr. Behrent practiced law, most recently with Cleary, Gottlieb, Steen & Hamilton in New York, advising financial sponsors and corporate clients in connection with financings and mergers and acquisitions transactions. Mr. Behrent received his J.D. from Stanford Law School in 1997, and his B.A. in Political Science and Political Theory from Hampshire College in 1992. He became a Director of the Company on March 27, 2007.  He is also a Director and Chairman of the Audit Committee of Asure Software, Inc. (NASDAQ: ASUR). The experience, qualifications, attributes, and skills gained by Mr. Behrent in these sophisticated legal and financial positions directly apply to and support the financial oversight of the Company’s operations and qualify Mr. Behrent to serve as a Director of the Company.

Hughree F. Brooks is 62 years old. In 2010 he co-founded Powerhouse Energy Solutions LLC, a provider of equipment and services to clients in renewable and alternative energy industries in the United States and abroad. In 2015, he founded Amelia Exploration, LLC. Amelia Exploration operates oil wells located in Medina County, Texas.  Since 1998, Mr. Brooks has continuously provided consulting services in the oil and gas exploration industry. These services include land management, landowner representation, deal structuring and financing, and expert witness services. Mr. Brooks has 41 years of experience as a land manager with independent and major oil companies including Amoco Production, Mitchell Energy, Ladd Petroleum, Phoenix Exploration and Renown Petroleum Inc. His clients own interests in over 16,000 acres of mineral leases.  In 2002, he founded and continues to serve as the Executive Director of Friends of the Farm, a Texas nonprofit. Mr. Brooks is a licensed attorney who received his J.D. from Loyola Law School in 1980. He received a Bachelor of Science Degree in 1976 from Loyola University in New Orleans. The experience, qualifications, and skills of Mr. Brooks gained in an extensive career in the oil and gas exploration and production industry are directly related to the operations of the Company and lead to the conclusion that Mr. Brooks should serve as a Director of the Company.

Peter E. Salas is 62 years old. He has been President of Dolphin Asset Management Corp. and its related companies since he founded it in 1988. Prior to establishing Dolphin, he was with J.P. Morgan Investment Management, Inc. for ten years, becoming Co-manager, Small Company Fund and Director-Small Cap Research.  He received an A.B. degree in Economics from Harvard in 1978. Mr. Salas was elected to the Board of Directors on October 8, 2002. During a portion of the last five years, Mr. Salas also served on the Board of Directors of Southwall Technologies, Inc. and Williams Controls, Inc. The business experience, attributes, and skills gained by Mr. Salas in these sophisticated financial positions, together with his service as director of other public companies and his capacity as controlling person of the Company’s largest shareholder directly apply to and support his qualification as a director, and lead to the conclusion that Mr. Salas should serve as a Director of the Company.

Richard M. Thon is 61 years old. He began a career with ARAMARK Corporation in 1987. ARAMARK is based in Philadelphia, has 270,000 employees worldwide, and provides food services, facilities management, and uniform and career apparel to health care institutions, universities, and businesses in 21 countries. Mr. Thon served in various capacities in the Corporate Finance Department of ARAMARK culminating with the position of Assistant Treasurer when he retired in June 2002. His responsibilities included bank credit agreements, public debt issuance, interest rate risk management, foreign subsidiary credit agreements, foreign exchange, letters of credit, insurance finance, off-balance-sheet finance, and real estate and equipment leasing. Prior to joining ARAMARK, Mr. Thon was a Vice President in the International Department of Mellon Bank. Since his retirement in 2002, Mr. Thon has served in a variety of volunteer charitable activities. In addition, during a portion of the past five years, he served on the board of ACT Conferencing, Inc. During the same period he has been, but is not currently, a director of Boston Restaurant Associates, Inc.  Mr. Thon received a B.A. in Economics degree from Yale College in 1977 and a Masters of Business Administration degree in Finance from The Wharton School, University of Pennsylvania in 1979. Mr. Thon’s experience in the fields of banking and finance directly apply to the business needs of the Company and lead to the conclusion that he will provide significant benefit to the Board and that he is qualified to serve as a Director of the Company.

Director Independence

The Rules of the NYSE MKT (the “NYSE MKT Rules”) require that an issuer such as the Company which is a “Smaller Reporting Company” pursuant to Regulation S-K Item 10(f)(1) maintain a board of directors of which at least one-half of the members are independent in that they are not officers of the Company and are free of any relationship that would interfere with the exercise of their independent judgment. The NYSE MKT Rules also require that as a Smaller Reporting Company, the Company’s Board of Directors’ Audit Committee be comprised of at least two members all of whom qualify as independent under the criteria set forth in Rule 10 A-3 of the Securities Exchange Act of 1934 and NYSE MKT Rule 803(b)(2)(c).  The Board of Directors has determined that the director-nominees, Matthew K. Behrent, Hughree F. Brooks, and Richard M. Thon, are independent as defined by  the NYSE MKT Rules, and that Matthew K. Behrent, Hughree F. Brooks, and Richard M. Thon are also independent as defined by Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission and that each of these nominees does not have any relationship which would interfere with the exercise of his independent judgment in carrying out his responsibilities as a director. In reaching its determination, the Board of Directors reviewed certain categorical independence standards to provide assistance in the determination of director independence. The categorical standards are set forth below and provide that a director will not qualify as an independent director under the NYSE MKT Rules if:

•	The Director is, or has been during the last three years, an employee or an officer of the Company or any of its affiliates;

•
The Director has received, or has an immediate family member[2] who has received, during any twelve consecutive months in the last three years any compensation from the Company in excess of $120,000, other than compensation for service on the Board of Directors, compensation to an immediate family member who is an employee of the Company other than an executive officer, compensation received as an interim executive officer or benefits under a tax-qualified retirement plan, or non-discretionary compensation;

•	The Director is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer;

•
The Director, or an immediate family member, is a partner in, or controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or received, payments (other than those arising solely from investments in the Company’s securities) that exceed 5% of the Company’s or business organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

•
The Director, or an immediate family member, is employed as an executive officer of another entity where at any time during the most recent three fiscal years any of the Company’s executives serve on that entity’s compensation committee; or

•
The Director, or an immediate family member, is a current partner of the Company’s outside auditors, or was a partner or employee of the Company’s outside auditors who worked on the Company’s audit at any time during the past three years.

2 Under these categorical standards “immediate family member” includes a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person’s home (other than a domestic employee).

The following additional categorical standards were employed by the Board in determining whether a director qualified as independent to serve on the Audit Committee and provide that a director will not qualify if:

•	The Director directly or indirectly accepts any consulting, advisory, or other compensatory fee from the Company or any of its subsidiaries;

•	The Director is an affiliated person[3] of the Company or any of its subsidiaries; or

•	The Director participated in the preparation of the Company’s financial statements at any time during the past three years.

The independent members of the Board meet as often as necessary to fulfill their responsibilities, but meet at least annually in executive session without the presence of non- independent directors and management.

Committees

The Company’s Board has audit and compensation/stock option committees.

Audit Committee

In Fiscal 2015, director-nominees Matthew K. Behrent and Richard M. Thon were the members of the Audit Committee.  Mr. Behrent was the Chairman of the Committee. The Board determined that both Mr. Behrent and Mr. Thon are qualified as an “audit committee financial expert” as defined by applicable Securities and Exchange Commission (“SEC”) regulations and the NYSE MKT Rules. Each of the members of the Audit Committee met the independence and experience requirements of the NYSE MKT exchange rules, the applicable securities laws, and the regulations and rules promulgated by the SEC.

The Audit Committee adopted an Audit Committee Charter during fiscal 2001. In 2004 and 2015, the Board adopted amendments to the Audit Committee Charter, a copy  of which, as amended, is available on the Company’s internet website, www.tengasco.com. The Audit Committee Charter fully complies with the requirements of the NYSE MKT Rules. The Audit Committee reviews and reassesses the Audit Committee Charter annually.

The Audit Committee's functions are:

•
To review with management and the Company’s independent auditors the scope of the annual audit and quarterly statements, significant financial reporting issues and judgments made in connection with the preparation  of  the Company’s financial statements;

3 For purposes of this categorical standard, an “affiliated person of the Company” means a person that directly or indirectly through intermediaries controls, or is controlled by, or is under common control with the Company. A person will not be considered to be in control of the Company, and therefore not an affiliate of the Company, if he is not the beneficial owner, directly or indirectly of more than 10% of any class of voting securities of the Company and he is not an executive officer of the Company. Executive officers of an affiliate of the Company as well as a director who is also an employee of an affiliate of the Company will be deemed to be affiliates of the Company.

•	To review major changes to the Company’s auditing and accounting principles and practices suggested by the independent auditors;
•	To monitor the independent auditor's relationship with the Company;
•	To advise and assist the Board of Directors in evaluating the independent auditor's examination;
•	To supervise the Company's financial and accounting organization and financial reporting;
•
To nominate, for approval of the Board of Directors, a firm of certified public accountants whose duty it is to audit the financial records of the Company for the fiscal year for which it is appointed; and

•	To review and consider fee arrangements with, and fees charged by, the Company’s independent auditors.

The Audit Committee met each quarter and a total of four times in Fiscal 2015 with the Company’s auditors, including discussing the audit of the Company’s year end financial statements. It is intended that if elected as directors in 2016, Messrs. Behrent and Thon will continue to serve as members of the Audit Committee with Mr. Behrent again serves as the Chairman of the Committee and with Messrs. Behrent and Thon each being an audit committee financial expert.

Audit Committee Report

The Audit Committee has:

I.
Reviewed and discussed the Company’s unaudited financial statements for the first three quarters of Fiscal 2015 and the Company’s audited financial statements for the year ended December 31, 2015 with the management of the Company and the Company’s independent auditors;

II.
Discussed with the Company’s  independent auditors  the matters  required to be discussed by Statement of Auditing Standards No. 61, as the same was in effect on the date of the Company’s financial statements; and

III.
Received the written disclosures and the letter from the Company’s independent accountant  required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the foregoing materials and discussions, the Audit Committee recommended to the Board of Directors that the unaudited financial statements for each of the first three quarters of Fiscal 2015 be included in the Quarterly Reports on Form 10-Q for those quarters and that the audited financial statements for the year ended December 31, 2015 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

Members of the Audit Committee

Matthew K. Behrent
Richard M. Thon

Nominations for the Board of Directors are determined by  the independent directors pursuant to procedures adopted by the Board. Those procedures provide that the qualifications that should be met by any person recommended as a nominee for a position on the Company’s Board of Directors should include one or more of the following: a background or experience in oil and gas exploration, production, transportation, geology, construction, finance or in another business, government service, or profession that would reasonably enable the nominee to provide seasoned and reputable service to the shareholders of the Company in the performance of the duties of a member of the Board of Directors.   The Board has not paid fees to any third party to identify, evaluate or to assist in identifying or evaluating, potential nominees, but may do so in the future if the Board determines doing so is necessary or appropriate.

The Board has no policy regarding the consideration of “diversity” in identifying nominees for director. The Company has no separate policy with regard to the consideration of any director candidates recommended by security holders. However, the Board will consider director candidates recommended by security holders provided that such nominations are timely made as set forth hereinafter under the heading “Stockholders Proposals”. Any person recommended by a security holder to serve on the Board of Directors is considered upon the same terms as candidates recommended by any other person. To date, the Company has not received any recommendations from shareholders requesting that the Company consider a candidate for inclusion among the Committee’s slate of nominees in the Company’s proxy statement.

Among the nominating procedures are the following:

•
Any shareholder, officer, or director may recommend for nomination any person for the slate of candidates for membership on the Company’s Board of Directors to be presented to the shareholders at the Company’s annual meeting of shareholders. Such recommendations must be furnished in writing addressed to the Company’s Board of Directors at the Company’s principal offices. All such nominations will be furnished to the Board which may conduct interviews, investigations or make other determinations as to the qualifications of such recommended persons.

•	Any then-current members of the Board of Directors desiring to stand for re-election may be placed on the slate of directors for re-election without further inquiry as to their qualifications.

•
The Board will determine the slate of candidates for the Board in such a manner and at such a time so as not to delay either the mailing of the proxy statement to the Company’s shareholders or the annual meeting of shareholders.

•
The adopted procedures apply only to the determination of the slate of directors to be presented for election at the annual meeting of the shareholders. Any vacancies on the Board of Directors following the annual meeting of shareholders may be filled in the manner currently applicable under the Company’s Charter, Bylaws, and applicable law.

•
The procedures adopted may be amended from time to time by the Board of Directors in order to comply with any applicable provision or interpretation of any rule, statute, or stock exchange rule of the exchange on which the Company’s stock may be listed.

The nomination procedures adopted are posted on the Company’s internet website at www.tengasco.com. In the event of any such amendment to the procedures, the Company intends to disclose the amendments on the Company's internet website within five business days following such amendment.

The independent members of the Board determined the slate of candidates for the Board of Directors presented for election at this year’s Annual Meeting.

Compensation/Stock Option Committee

The members of the Compensation/Stock Option Committee in Fiscal 2015 were Matthew K.  Behrent, Hughree F.  Brooks, and Richard M. Thon, with Mr. Brooks acting as Chairman. Messrs. Behrent, Brooks, and Thon meet the current independence standards established by the NYSE MKT Rules. It is intended that if elected as directors in 2015, Messrs. Behrent and Thon will continue to serve as a members of the Compensation/Stock Option Committee along with Mr. Brooks who will serve as the Chairman.

The Board of Directors has adopted a charter for the Compensation/Stock Option Committee which is available at the Company’s internet website, www.tengasco.com.

The Compensation/Stock Option Committee’s functions, in conjunction with the Board of Directors, are to  provide recommendations with respect to  general and specific compensation policies and practices of the Company for directors, officers and other employees of the Company. The Compensation/Stock Option Committee expects to periodically review the approach to executive compensation and to make changes as competitive conditions and other circumstances warrant and will seek to ensure the Company's compensation philosophy is consistent with the Company's best interests and is properly implemented. The Committee determines or recommends to the Board of Directors for determination the specific compensation of the Company’s Chief Executive Officer and all of the Company’s other officers. Although the Committee may seek the input of the Company’s Chief Executive Officer in determining the compensation of the Company’s other executive officers, the Chief Executive Officer may not be present during the voting or deliberations with respect to his compensation. The Committee may not delegate any of its responsibilities unless it is to a subcommittee formed by the Committee, but only if such subcommittee consists entirely of directors who meet the independence requirements of the NYSE MKT exchange rules.

The Compensation/Stock Option Committee is also charged with administering the Tengasco, Inc. Stock Incentive Plan (the “Stock Incentive Plan”).  The Compensation/Stock Option Committee has complete discretionary authority with respect to the awarding of options and Stock Appreciation Rights (“SARs”), under the Stock Incentive Plan, including, but not limited to, determining the individuals who shall receive options and SARs; the times when they shall receive them; whether an option shall be an incentive or a non-qualified stock option; whether an SAR shall be granted separately, in tandem with or in addition to an option; the number of shares to be subject to each option and SAR; the term of each option and SAR; the date each option and SAR shall become exercisable; whether an option or SAR shall be exercisable in whole, in part or in installments and the terms relating to such installments; the exercise price of each option and the base price of each SAR; the form of payment of the exercise price; the form of payment by the Company upon the exercise of an SAR; whether to restrict the sale or other disposition of the shares of common stock acquired upon the exercise of an option or SAR; to subject the exercise of all or any portion of an option or SAR to the fulfillment of a contingency, and to determine whether such contingencies have been met; with the consent of the person receiving such option or SAR, to cancel or modify an option or SAR, provided such option or SAR as modified would be permitted to be granted on such date under the terms of the Stock Incentive Plan; and to make all other determinations necessary or advisable for administering the Plan.

The Compensation/Stock Option Committee met four (4) times in Fiscal 2015. The Committee has the authority to retain a compensation consultant or other advisors to assist it in the evaluation of compensation and has the sole authority to approve the fees and other terms of retention of such consultants and advisors and to terminate their services. The Committee did not retain any such consultants or advisors in 2015.

Compensation/Stock Option Committee Interlocking and Insider Participation

No interlocking relationship existed or exists between any member of the Company's Compensation/Stock Option Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member or nominee of the Compensation/Stock Option Committee is now or was previously an officer or an employee of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC no later than the second business day after the date on which the transaction occurred unless certain exceptions apply. In fiscal 2015, the Company, its officers, directors and shareholders owning more than 10% of its common stock were not delinquent in filing any Form 3, 4, and 5 reports.

Family and Other Relationships

There are no family relationships between any of the present directors or executive officers of the Company.

Involvement in Certain Legal Proceedings

To the knowledge of management, no director, executive officer or affiliate of the Company or owner of record or beneficially of more than 5% of the Company's common stock is a party adverse to the Company or has a material interest adverse to the Company in any proceeding.

To the knowledge of management, during the past ten years, unless specifically indicated below with respect to any  numbered item, no present director, executive officer or person nominated to become a director or an executive officer of the Company:

(1)
Filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he or she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing; provided however that:

(a)
the Company’s Chief Executive Officer and Chief Financial Officer Michael J. Rugen during 2007 through mid 2009 was Vice President of Accounting and Finance for Nighthawk Oilfield Services in Houston, Texas (Nighthawk); Nighthawk filed for bankruptcy protection under Chapter 7 of the bankruptcy laws on July 10, 2009 and such fact was affirmatively disclosed  to the Company’s Board before Mr. Rugen was appointed to the position of Chief Financial Officer of the Company in September 2009, and the Board determined that the circumstances surrounding bankruptcy filing did not disclose any reason to question the integrity or qualifications of Mr. Rugen for the position of Chief Financial Officer of the Company; and

(b)
Peter E. Salas, a director of the Company, Chairman of the Board of the Company, and a nominee for reelection as a director of the Company was the chief executive officer of Boston Restaurant Associates, Inc. when that company filed a Chapter 11 reorganization plan under federal bankruptcy laws on May 20, 2015. The plan of reorganization became effective on August 31, 2015 and Mr. Salas has remained the chief executive officer and sole director of that company since the reorganization.

(2)	Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)
Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from or otherwise limiting the following activities: (a) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; (b) engaging in any type of business practice; or (c) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(4)
Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting him or her for more than 60 days from engaging in any activity described in paragraph 3(a) above, or being associated with any persons engaging in any such activity;

(5)
Was found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated;

(6)
Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission (“CFTC”) to have violated any federal commodities law, and the judgment in such civil action or finding by the CFTC has not been subsequently reversed, suspended, or vacated;

(7)
Was the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including but not limited to a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease and desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or  wire fraud  or  fraud in  connection  with  any business entity; or

(8)
Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory  organization (as defined in Section 3(a)(26) of the Exchange Act [15 U.S.C. 78c(a)(26)], any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act [7 U.S.C. 1(a)(29)], or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Stockholder Communications with the Board of Directors

Stockholders may communicate with the Board of Directors of the Company by writing to: Cary V. Sorensen, Secretary, Tengasco, Inc., 6021 S. Syracuse Way, Suite 117, Greenwood Village, CO 80111 or by e-mail: to:  csorensen@tengasco.com Subject: Communication to Board of Directors. All letters and e-mails will be answered, if possible, and will be distributed to Board members as appropriate. Notwithstanding the foregoing, the Company has the authority to discard or disregard any communication, which is unduly hostile, threatening, illegal or otherwise inappropriate or to take any other appropriate actions with respect to such communications.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

Name and Address	Title	Number of Shares Beneficially Owned [4]	Percent of Class[5]

Matthew K. Behrent	Director	15,425[6]	Less than 1%

Hughree F. Brooks	Director	12,125[7]	Less than 1%

Michael J. Rugen	Chief Financial Officer	6,641[8]	Less than 1%

Peter E. Salas	Director; Chairman of the Board	2,097,841[9]	34.2%

Cary V. Sorensen	Vice President; General Counsel; Secretary	23,623[10]	Less than 1%

Richard M. Thon	Director	7,125[11]	Less than 1%

4 Unless otherwise stated, all shares of common stock are directly held with sole voting and dispositive power. The shares set forth in the table are as of October 17, 2016.
5 Calculated pursuant to Rule 13d-3(d) under the Securities Exchange Act of 1934 based upon 6,097,723 shares of common stock being outstanding as of October 17, 2016. Shares not outstanding that are subject to options or warrants exercisable by the holder thereof within 60 days of October 17, 2016 are deemed outstanding for the purposes of calculating the number and percentage owned by such stockholder, but not deemed outstanding for the purpose of calculating the percentage of any other person. Unless otherwise noted, all shares listed as beneficially owned by a stockholder are actually outstanding.
6 Consists of 4,800 shares held directly and vested, fully exercisable options to purchase 10,625 shares.
7 Consists of 1,500 shares held directly and vested, fully exercisable options to purchase 10,625 shares.
8 Consists of 6,641 shares held directly.
9 Consists of directly, vested, fully exercisable options to purchase 10,625 shares, 23,300 shares held individually, and 2,063,916 shares held directly by Dolphin Offshore Partners, L.P. (“Dolphin”). Peter E. Salas is the sole shareholder of and controlling person of Dolphin Mgmt. Services, Inc. which is the general partner of Dolphin.
10 Consists of 23,623 shares held directly.
11 Consists of 1,500 shares held directly and vested, fully exercisable options to purchase 5,625 shares.

Change in Control

To the knowledge of the Company’s management, there are no present arrangements or pledges of the Company’s securities which may result in a change in control of the Company.

EXECUTIVE COMPENSATION

The Company is a “smaller reporting company” under the rules promulgated by the Securities and Exchange Commission and complies with the disclosure requirements specifically applicable to smaller reporting companies. This Section and Summary Compensation Table are not intended to meet the “Compensation Disclosure and Analysis” disclosure that is required to be made by larger reporting companies.

The following table sets forth a summary of all compensation awarded to, earned or paid to, the Company's Chief Executive Officer, Chief Financial Officer and other executive officers whose compensation exceeded $100,000 during fiscal years ended December 31, 2016 and December 31,
2014.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation[1] ($)	Total ($)
Michael J. Rugen,	2015	168,008	29,442		8,394	205,844
Chief Executive Officer (interim)[2] Chief Financial Officer	2014	186,716	68,343	-	53,597	308,656
Cary V. Sorensen,	2015	92,677	-		4,662	97,339
V.P., General Counsel	2014	137,940	5,000	-	9,788	152,728

1 The amounts in this column consist of the Company’s matching contributions to its 401 (k) plan, personal use of company vehicles, moving expenses, and the portion of company-wide group term life insurance premiums allocable to these named executive officers.
2 The information for Mr. Rugen for 2015 and 2014 includes compensation for his services as both CEO and CFO.  The bonus in 2015 and 2014 include $29,442 and $33,068  respectively for quarterly bonuses paid to Mr. Rugen as compensation to serve in the capacity as CEO.

OUTSTANDING EQUITY AWARDS AT FISCAL 2015 YEAR-END
	OPTION AWARDS
	Number of securities underlying unexercised options	Number of securities underlying unexercised options	Option exercise price	Option expiration date
	exercisable	unexercisable
Michael J. Rugen	0	0	-	-
Cary V. Sorensen	0	0	-	-

Option and Award Exercises

No options were exercised by any person during 2014 or 2015.

Employment Contracts

Employment Contracts and Compensation Agreements

On September 18, 2013, the Company and its Chief Financial Officer and interim Chief Executive Officer Michael J. Rugen entered into a written Compensation Agreement as reported on Form 8-K filed on September 24, 2013.  Under the terms of the Compensation Agreement, Mr. Rugen’s annual salary will increase from $150,000 to $170,000 per year in his capacity as Chief Financial Officer, and he will receive a bonus of $7,500 per quarter for each quarter during which he also serves as interim Chief Executive Officer. At June 1, 2015, Mr. Rugen’s salary was increased to $199,826 per year in his capacity as Chief Financial Officer, the quarterly bonus received while in the capacity as interim Chief Financial Officer was increased to $8,815 per quarter. The increases at June 1, 2015 were for cost of living adjustments related to the relocation of the corporate office from Knoxville to Greenwood Village. The Compensation agreement is not an employment contract, but does provide that in the event Mr. Rugen were terminated without cause, he would receive a severance payment in the amount of six month’s salary in effect at the time of any such termination.

On February 25, 2015, the Company and its Vice President, General Counsel, and Corporate Secretary Cary V. Sorensen entered into a written Compensation Agreement as reported on Form 8- K filed on February 19, 2015. Under the terms of the Compensation Agreement, effective March 2, 2015, Mr. Sorensen’s annual salary will be reduced from $137,500 to $91,000 in consideration of the Company's agreement to permit Mr. Sorensen to serve as a full time employee from a virtual office in Galveston, Texas with presence in the Denver area headquarters as required. He will remain eligible for certain existing benefits: 401-K plan, bonus potential; Company-paid state bar membership dues and charges, and mobile phone charges. The Company also pays reasonable and customary office operating expenses. The Company would pay for business travel on a mileage basis and out of pocket travel costs. However, as to health insurance, Mr. Sorensen will obtain a combination of private/governmental health and disability insurance in lieu of the Company plans, with the Company reimbursing up to $13,000 per year in premiums incurred by him.  The Compensation agreement is not an employment contract, but does provide that in the event Mr. Sorensen were terminated without cause, he would receive a severance payment in the amount of six month’s salary in effect at the time of any such termination.

In addition, during the quarter ended March 31, 2015, the Company initiated cost reduction measures including compensation reductions for each employee, the Board of Directors, and both of the two executive officers of the Company. Mr. Rugen’s annual salary was reduced 18% from $199,826 to $163,857 and his quarterly payment was also reduced 18% from $8,815 to $7,228; and Mr. Sorensen’s annual salary was reduced by 10% from the $91,000 stated above.  These compensation reductions for the executive officers and employees will remain in place until such time, if any, that the market price of crude oil, calculated as a thirty day trailing average of WTI postings as published by the U.S. Energy Information Administration meets or exceeds $70 per barrel when compensation shall revert to the levels in place before the reductions became effective. At such time, if any, that the market price of crude oil, calculated as a thirty day trailing average of WTI postings as published by the U.S. Energy Information Administration meets or exceeds $85 per barrel, all previous reductions made will be reimbursed to each officer, employee and member of the Board of Directors if he is still employed by the Company or still a member of the Board of Directors.

There are presently no other employment contracts relating to any member of management. However, depending upon the Company's operations and requirements, the Company may offer long-term contracts to executive officers or key employees in the future.

Compensation of Directors

The Board of Directors has resolved to compensate members of the Board of Directors for attendance at meetings at the rate of $250 per diem, together with direct out-of-pocket expenses incurred in attendance at the meetings, including travel. The Directors, however, have waived per diem fees as of this date for all prior meetings.

Members of the Board of Directors may also be requested to perform consulting or other professional services for the Company from time to time, although at this time no such arrangements are in place. The Board of Directors has reserved to itself the right to review all directors' claims for compensation on an ad hoc basis.

Board members currently receive fees from the Company for their services as director. They may also from time to time be granted stock options and common stock under the Tengasco, Inc. Stock Incentive Plan. A separate plan to issue cash and/or shares of stock to independent directors for service on the Board and committees of the Board of Directors was authorized by the Board and approved by the Company’s shareholders. A  copy of that plan is  posted at the Company’s website at www.tengasco.com. No award was made to any independent director under that plan in Fiscal 2015.

DIRECTOR COMPENSATION FOR FISCAL 2015
	Fees earned or paid in cash	Option awards compensation	Total
Matthew K. Behrent	$5,625	$3,251	$8,876
Hughree F. Brooks	$5,625	$3,251	$8,876
Richard M. Thon	$5,625	$3,251	$8,876
Peter E. Salas	$5,625	$3,251	$8,876

CERTAIN TRANSACTIONS

There have been no material transactions, series of similar transactions or currently proposed transactions entered into during 2015 and 2014, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for its last two completed fiscal years in which any director or executive officer or any security holder who is known to the Company to own of record or beneficially more than 5% of the Company's common stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

In its Report on Form 10-K for the year ended December 31, 2015, the Company describes two transactions of the type described above, that the Company entered into with Hoactzin in 2007 that remained in existence in 2014 and 2015.  As noted above in Item 1, Business, page 9, Peter E. Salas, the Chairman of the Board of Directors of the Company, is the controlling person of Hoactzin and of Dolphin Offshore Partners, L.P., the Company’s largest shareholder. These two 2007 transactions between the Company and Hoactzin are described at the following page locations in that Report and in its attached Notes to Consolidated Financial Statements: (1) the Ten Well Program, see Item 1, Business, pages 7 and F-12; and (2) the net profits agreement at the Methane Project, see Item 1, Business, pages 9 and F-13.

The approximate dollar value of the amount of Hoactzin’s interest in each of these two 2007 transactions during each of the years 2015 and 2014 was as follows: (1) Ten Well Program - $31,000 in 2015; $148,000 in 2014 (calculated as the total payments attributable to Hoactzin for its program interest); and (2) Net Profits agreement at the Methane Project - $0 in 2015 and 2014 (calculated as the amount of net profits payable to Hoactzin; the project generated no net profits as described in the agreement, and therefore no amount was paid to Hoactzin for net profits, in either 2015 or 2014).

In addition to the two 2007 transactions, Hoactzin owns a drilling program interest in the Company’s “6 Well Program” in Kansas, acquired in 2005 by Hoactzin in exchange for surrender of the Company’s promissory notes given by the Company for borrowings to fund the redemption in 2004 of the Company’s three series of preferred stock, all as previously disclosed. Hoactzin’s interest in the 6 Well Program was $13,000 in 2015; and $30,000 in 2014 (calculated as the total payments attributable to Hoactzin for its program interest) and is expected to decrease in the future as the wells involved naturally decline in produced volumes.

Review, Approval or Ratification of Transactions with Related Parties12

The Company’s Board of Directors has adopted a written Related Party Transactions Approval Policy which is posted on the Company’s website at www.tengasco.com.  It is the Company’s preference to avoid entering into a material related-party transaction if a transaction with a non-related party is available on an equally timely and equally beneficial basis. However, if a Related Party Transaction appears to be in the Company’s best interest then it will be approved or ratified if the Board of Directors pursuant to the Company’s Related Party Transaction Approval Policy expressly finds that the terms of the transaction are comparable to or more beneficial to the Company than those that could be obtained in arm’s length dealings with an unrelated third party; or, the transaction is approved by the majority of disinterested directors of the Company’s Board.

Parent of Issuer

The Company has no parent.

BOARD RECOMMENDATION AND VOTE REQUIRED

For Proposal No. 1 regarding the election of directors, votes may be cast in favor of all nominees, may be withheld with regard to all nominees or may be withheld only with regard to nominees specified by the stockholder. Directors will be elected by a plurality of the votes of the shares of the Company's common stock present in person or represented by proxy, and entitled to vote on the election of directors at a meeting at which a quorum is present.  Abstentions are tabulated in determining the votes present at a meeting. Consequently, an abstention has the same effect as a vote against a director-nominee, as each abstention would be one less vote in favor of a director nominee. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (i.e., a “broker non-vote”), those shares will not be considered as present and entitled to vote with respect to that matter. The Board of Directors recommends that stockholders vote “FOR” the nominees set forth above. Unless marked to the contrary, proxies received will be voted FOR the nominees set forth above.

12 A “Related Party” is any director or executive officer of the Company, any nominee for director, any shareholder known to be the beneficial owner of more than 5% of any class of the Company’s voting stock, and any Immediate Family Member of any such Party. “Immediate Family Member” means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a person, and any person (other than a tenant or an employee) sharing the household of such person.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF
HEIN & ASSOCIATES, LLP AS INDEPENDENT AUDITORS

The Board’s Audit Committee has recommended and the Board of Directors has approved the engagement of Hein & Associates, LLP (“Hein”) as independent certified public accountants, to audit the accounts for the Company for Fiscal 2016.

Hein audited the Company’s financial statements for the years ended December 31, 2015 and 2014. Hein was engaged on September 21, 2011 to serve as the Company’s independent registered public accounting firm. The Company is advised that neither Hein nor any of its partners has any material direct or indirect relationship with the Company. The Audit Committee considers Hein to be well qualified for the function of serving as the Company's auditors. Delaware law does not require the approval of the selection of auditors by the Company's stockholders, but in view of the importance of the financial statements to stockholders, the Board of Directors deems it desirable that they pass upon  its selection  of  auditors.  In  the event the stockholders disapprove of  the selection, the Board of Directors will consider the selection of other auditors.

AUDIT AND NON-AUDIT FEES

Audit and Non-Audit Fees

The following table presents the fees for professional audit services rendered by the Company’s current independent accountants, Hein & Associates (“Hein”), for the audit of the Company’s annual consolidated financial statements and fees for professional  audit services rendered for the quarterly reviews for the fiscal years ended December 31, 2015 and December 31, 2014:

AUDIT AND NON-AUDIT FEES
	2015	2014

Audit Fees	$111,400	$134,316
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$111,400	$134,316

Audit fees include fees related to the services rendered in connection with the annual audit of the Company’s consolidated financial statements, the quarterly reviews of the Company’s quarterly reports on Form 10-Q and the reviews of and other services related to statutory filings or engagements for the subject fiscal years.

Audit-related fees are for assurance and related services by the principal accountants that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees include services for (i) tax compliance, (ii) tax advice, (iii) tax planning and (iv) tax reporting.

All Other Fees includes fees for all other services provided by the principal accountants not covered in the other categories such as litigation support, etc.

All of the services for 2015 and 2014 were performed by  the full-time, permanent employees of Hein.

All of the 2015 services described above were approved by the Audit Committee pursuant to the SEC rule that requires audit committee pre-approval of audit and non-audit services provided by the Company’s independent auditors. The Audit Committee considered whether the provisions of such services, including non-audit services, by Hein were compatible with maintaining its independence and concluded they were.

BOARD RECOMMENDATION AND VOTE REQUIRED

The Board of Directors recommends that you vote in favor of the above proposal to ratify the appointment of Hein & Associates, LLP as independent auditors of the Company for Fiscal 2015. Ratification will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. In the event ratification is not provided, the Audit Committee and the Board of Directors will review the future selection of the Company's independent auditors.

Unless otherwise directed by the stockholder giving the proxy, the proxy will be voted for the ratification of the selection by the Board of Directors of Hein & Associates, LLP as the Company's independent certified public accountants for Fiscal 2015. Shares voted as abstaining will count as votes cast. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (i.e., a “broker non-vote”), those shares will not be considered as present and entitled to vote with respect to that matter. An abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote “against” Proposal No. 2 because it represents a share present or represented at the meeting and entitled to vote, thereby  increasing the number of affirmative votes required to approve this proposal.

STOCKHOLDERS' PROPOSALS

Proposals of stockholders intended to be presented at the 2017 annual meeting must be received in writing, by the Chief Executive Officer of the Company at its offices by July 14, 2017 in order to be considered for inclusion in the Company's proxy statement relating to that meeting.

SEC rules and regulations provide that if the date of the Company's 2017 Annual Meeting is advanced or delayed more than 30 days from the date of the 2016 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2017 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2017 Annual Meeting. Upon determination by the Company that the date of the 2017 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2016 Annual Meeting, the Company will disclose such change no later than in the earliest possible Quarterly Report on Form 10-Q filed by the Company.

By Order of the Board of Directors

/s/ Cary V. Sorensen

Cary V. Sorensen, Secretary

TENGASCO, INC.

THIS PROXY IS SOLICITED ON BEHALF
OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael J. Rugen and Cary V. Sorensen as proxies (the “Proxies”), each with power of substitution and re-substitution, to vote all shares of Common Stock, $.001 par value per share, of Tengasco, Inc. (the “Company”) held of record by the undersigned on October 17, 2016 at the Annual Meeting of stockholders to be held at the Doubletree by Hilton Hotel Denver Tech Center, 7801 E. Orchard Rd., Greenwood Village, CO 80111 on December 6, 2016 at 8:30 AM local (Mountain ) time, or at any adjournments thereof, as directed below, and in their discretion on all other matters coming before the meeting or any adjournments thereof.

Please mark boxes /  / in blue or black ink.

1.               Election of Directors: Matthew K.  Behrent, Hughree F.  Brooks,  Peter E. Salas, and
Richard M. Thon.

(Mark only one of the two boxes for this item)

/ /	VOTE FOR all nominees named above except those who may be named on these two lines:

(OR)

//	VOTE WITHHELD as to all nominees named above.

2.              Proposal to ratify appointment of Hein & Associates, LLP as the Company's independent certified public accountants for Fiscal 2015:

FOR          /  /AGAINST          /  /ABSTAIN          /  /

3.               In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

 When properly executed, this Proxy will be voted as directed. If no direction is made, this Proxy will be voted “FOR” election of all Directors named in Proposal 1 and FOR Proposal 2.

Please mark, date, and sign and return this Proxy promptly in the enclosed envelope.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign.   When signing as attorney or executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:	, 2016

X
Signature

X
Print Name(s)

X
Signature, if held jointly